SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON,  D.C.  20549

                         FORM  8-K
                        CURRENT REPORT

              Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported):
                             April 2, 2002
                             -------------



                   FOODARAMA SUPERMARKETS, INC.
---------------------------------------------------------------
        (Exact name of registrant as specified in charter)



   New Jersey                  1-5745-1       21-0717108
---------------------------------------------------------------
(State or other jurisdiction  (Commission     (IRS Employer
   of incorporation)           file number)  Identification No.)



Building 6, Suite 1, 922 Highway 33, Freehold, New Jersey 07728 (Address of principal executive offices) (Zip code)



Registrant's telephone number, including area code:(732) 462-4700

Item 5.           Other Events
      On April 2, 2002, Foodarama Supermarkets, Inc. (the "Company") entered into a Securities Purchase Agreement and related Letter Agreements with Carl
W. Dinger III, Carl W. Dinger, III, IRA, Jeffrey E. Dinger, Carl W. Dinger, Jr., Carl W. Dinger, Jr., IRA, Carousel World LP, Ashley E. Dinger Trust, Caleigh N. Dinger Trust, Shelby C. Dinger Trust, Charlotte Dinger Trust and Dinger Marital Trust (each individually a "Seller" and collectively, the "Sellers") for the purchase by the Company from the Sellers of a total of 78,466 shares of the Company's Common Stock, $1.00 par value per share (the "Shares"). The Company agreed to repurchase the shares at a per share price of $44.50, for an aggregate cash purchase price of $3,491,737. The Sellers are required to deliver all of the Shares on or before April 17, 2002.

      The Company's repurchase of the Shares is pursuant to a stock repurchase program initially announced by the Company on June 8, 2001. Since that date, the Company has repurchased shares of its Common Stock in open market and privately negotiated transactions under this program. The Company's Board of Directors originally approved the repurchase of shares having a value of up to $3,000,000 under the Company's stock repurchase program. This amount was increased to $5,600,000 in connection with the repurchase of Shares from the Sellers. In addition, the lenders under the Company's Second Amended and Restated Revolving Credit and Term Loan Agreement (the "Credit Agreement") agreed to amend the Credit Agreement to increase the aggregate value of permitted repurchases of the Company's stock to $5,600,000 from $5,000,000. After giving effect to the repurchase of Shares from the Sellers, the total number of shares that the Company has repurchased or has agreed to repurchase is 131,923, for an aggregate cash purchase price of $5,591,597, or an average purchase price of $42.39 per share. Without giving effect to the repurchase from the Dinger Group, the Company has repurchased or agreed to repurchase a total of 53,457 shares in open market and privately negotiated transactions, for an aggregate cash purchase price of $2,099,860 or an average of $39.28 per share. Of these shares, a total of 33,377 shares were repurchased from related parties for an aggregate cash purchase price of $1,251,295 or an average of $37.49 per share.

      Accompanying this current report on Form 8-K are the Securities Purchase Agreement dated April 2, 2002, Letter Agreement dated April 2, 2002, Second Letter Agreement, Letter Amendment to the Credit Agreement dated March 29, 2002, and the press release dated April 2, 2002.

Item 7.           Financial Statement and Exhibits

(c)   Exhibits.

Exhibit 10.1            Securities Purchase Agreement

Exhibit 10.2            Letter Agreement

Exhibit 10.3            Second Letter Agreement

Exhibit 10.4 Letter Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement

Exhibit 20.1            Press Release

                       SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             FOODARAMA SUPERMARKETS, INC.
                             ----------------------------
                                         (REGISTRANT)


                             By: /S/ Michael Shapiro
                                -------------------------
                                 Michael Shapiro
                                 Senior Vice President
                                       Chief Financial Officer


Date: April 5, 2002

                                  EXHIBIT 10.1
                          SECURITIES PURCHASE AGREEMENT

     AGREEMENT entered into on the 2nd day of April, 2002, by and among Carl W. Dinger III, Carl W. Dinger, III, IRA, Jeffrey E. Dinger, Carl W. Dinger, Jr., Carl W. Dinger, Jr., IRA, Carousel World LP, Ashley E. Dinger Trust, Caleigh N. Dinger Trust, Shelby C. Dinger Trust, Charlotte Dinger Trust and Dinger Marital Trust (each individually a "Seller" and collectively, the "Sellers") and Foodarama Supermarkets, Inc., a New Jersey corporation (the "Company" or "Foodarama").

      WHEREAS, the Sellers have agreed to sell, and the Company has agreed to purchase, in a privately negotiated transaction, a total of 78,466 shares of Common Stock, $1.00 par value of the Company (the "Securities"), upon the terms and subject to the conditions set forth below.

      NOW THEREFORE, in consideration of the premises and mutual covenants and conditions herein contained, the Company and the Sellers hereby agree as follows:

                                   Section 1.

                               SALE OF THE SHARES

     1.1 Sale of the Securities. Subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, each Seller will sell to the Company, and the Company will purchase from Seller, at the closing (as hereinafter defined), that number of shares of Foodarama Common Stock set forth opposite his or its name on Schedule A, which is annexed to this Agreement and made a part hereof, for a purchase price of $44.50 per share (the "Purchase Price"). The aggregate Purchase Price to be paid to Seller by Foodarama is set forth in Schedule A hereto. Foodarama and Sellers each acknowledge and agree that Janney Montgomery Scott, LLC ("JMS") takes no position with regard to the pricing of the Securities, which was negotiated and agreed upon privately among Foodarama and representatives of the Sellers.

                                   Section 2.

                             CLOSING DATE; DELIVERY

     2.1 Closing Date. The closing of the purchase and sale of the Securities hereunder (the "Closing") shall be held on the second business day following the satisfaction of Foodarama's conditions to obligations set forth in Section 5.1 hereof (the "Closing Date") at such time and place as shall be mutually agreed upon by the Company and the Sellers. In the event that the Closing shall not have occurred by the close of business on April 5, 2002, this Agreement shall terminate and none of the parties hereto shall have any obligation to the other parties hereunder. The Company shall have no obligation to purchase any of the Securities unless all of the Securities are sold.

     2.2 Delivery. Each of the Sellers agrees to execute and deliver to the Company's agent, JMS, on or before the Closing, a letter of representation and indemnity in the form annexed hereto as Exhibit A and made a part hereof. The Company agrees to execute and deliver to JMS, on or before the Closing, a letter of representation and indemnity in the form annexed hereto as Exhibit B and made a part hereof. At the Closing Sellers shall deliver to the Company evidence of a transfer of the Securities into the Company's account # NC153363-9877 at JMS ((DTC No. 0374). Upon receipt of confirmation by JMS that the Securities have been delivered to the Company's aforementioned account at JMS and that JMS has received letters of representation and indemnity from each of the Sellers, the Company will pay the Purchase Price by wire transfer to account(s) designated by the respective Seller. Each of the Sellers confirms that it has delivered to the Company wire transfer instructions with respect to payment of the Purchase Price.
                                     Section 3.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     3.1 Organization and Standing. The Company is a corporation duly organized and existing under the laws of the State of New Jersey and is in good standing under such laws.

     3.2 Corporate Power. The Company has all requisite corporate power and authority to enter into this Agreement and will have at the Closing Date all requisite corporate power to purchase the Securities and to carry out and perform its obligations under the terms of this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by the Company.

     3.3 Execution; Enforceability. This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery by the Sellers, is a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

     3.4 No Conflicts. Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transaction contemplated hereby nor compliance by the Company with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the certificate of incorporation or by-laws of the Company; (ii) result in a violation or breach of, or constitute a default under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, lease, agreement or other instrument or obligation to which the Company is a party or by which it or any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, statute, treaty, rule or regulation applicable to the Company, except in the case of clauses (ii) or (iii) hereof, for violations, breaches, defaults and rights which in the aggregate would not have a material adverse effect on the Company and its subsidiaries.

     3.5 Consents. No consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority or other third party is required in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

                                   Section 4.

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLERS

Each of the Sellers represents and warrants to the Company as follows:

     4.1 Power. Seller has all requisite power and authority to enter into this Agreement and will have at the Closing Date all requisite power to sell the Securities and to carry out and perform his or its obligations under the terms of this Agreement.

     4.2 Execution; Enforceability. This Agreement has been duly executed and delivered by each Seller and, assuming the due execution and delivery by the Company, is a legal, valid and binding obligation of each such Seller, enforceable against such Seller in accordance with its terms.

     4.3 Ownership; Title. The shares of Foodarama Common Stock set forth opposite the name of each Seller on Schedule A hereto represent all of the shares of Foodarama Common Stock owned of record or beneficially by such Seller and his or its affiliates. Each Seller owns the securities designated in Schedule A hereto to be owned by him or it, as the case may be, free and clear of any and all liens, charges, security interests, claims, encumbrances, and other claims of any nature whatsoever of any third party, and upon delivery and payment for the Securities as contemplated herein, the Company will receive good title to the Securities, free and clear of any and all liens, charges, security interests, claims, encumbrances, and other claims of any nature whatsoever of any third party.

     4.4 No Conflicts. Neither the execution and delivery of this Agreement by Seller nor the consummation by Seller of the transactions contemplated hereby nor compliance by Seller with any of the provisions hereof will (i) result in a violation or breach of, or constitute a default under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, lease, agreement or other instrument or obligation to which Seller is a party or by which he or it or any of his or its properties or assets may be bound, or (ii) violate any order, writ, injunction, decree, statute, treaty, rule of regulation applicable to Seller, except for violations, breaches, defaults and rights which in the aggregate would not have a material adverse effect on Seller.

     4.5 Consents. No consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority or other third party is required in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.


                                   Section 5.

                                   CONDITIONS

     5.1 Conditions to Obligation of Foodarama. Foodarama's obligation to purchase and pay for the Securities to be delivered to it at the Closing are subject to the fulfillment, to its satisfaction, prior to or at the Closing, of the following conditions:

          (a) The representations and warranties of the Sellers contained herein or otherwise made in writing by or on behalf of Sellers in connection with the transaction contemplated hereby shall be true and correct at and as of the Closing.

          (b) The Sellers shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the Closing.

          (c) Each of the Lenders (as that term is defined in the Second Amended and Restated Credit and Term Loan Agreement dated as of January 7, 2000
(the "Loan Agreement")) which are a party to the Loan Agreement shall have agreed to amend Section 7.04 of the Loan Agreement to permit Foodarama to redeem or repurchase its common stock for an aggregate purchase price not to exceed $5,600,000 during the term of the Loan Agreement.

      5.2 Conditions to Obligation of Sellers. Sellers' obligation to sell and deliver the Securities to Foodarama at the Closing are subject to the fulfillment, to their satisfaction, prior to or at the Closing, of the following conditions:

           (a) The representations and warranties of Foodarama contained herein or otherwise made in writing by or on behalf of Foodarama in connection with the transaction contemplated hereby shall be true and correct at and as of the Closing.

           (b) Foodarama shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the Closing.


                                   Section 6.


                                 MISCELLANEOUS

          6.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

          6.2 Successors, Assigns and Transferees. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, transferees, heirs, executors and administrators of the parties hereto.

          6.3 Separability. In case any provision of the Agreement shall be
invalid,  illegal  or  unenforceable,   the  validity,   legality  and
enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          6.4 Counterparts. This Agreement may be executed in any number of counterparts; each of which shall be an original, but all of which, together, shall constitute one instrument.

          6.5 Entire Agreement; Survival. This Agreement shall represent the entire understanding among the parties hereto pertaining to the Securities and supersedes any previous agreement, whether written or oral. All agreements, covenants, representations and warranties contained herein or made in writing by either the Company or the Sellers in connection with the transaction contemplated hereby shall survive the execution and delivery of this Agreement, the closing of the transaction contemplated hereby and any disposition of the Securities.

          6.6 Brokers. Each of the Sellers and the Company represent and warrant that he or it, as the case may be, has not incurred nor will he or it, as the case may be, incur any liability for brokerage or finder's fees in connection with this Agreement or any of the transactions contemplated hereby.

          6.7 Acknowledgment by Sellers. Each of the Sellers acknowledges that the Company's Common Stock is publicly-traded on the American Stock Exchange and that the Purchase Price of the Securities may bear no relation to the future market value or book value of the Common Stock. Seller further acknowledges that he or it has reviewed the Company's Form 10-K/A for the fiscal year ended November 3, 2001, its Form 10-Q for the quarter ended
February 2, 2002, its 2001 earnings release dated January 30, 2002 and its earnings release for the first quarter of fiscal 2002 dated March 15, 2002. Each of the Sellers further acknowledges that he or it is not relying on any oral or written information or representations from the Company or any other person, including representatives of the Company, in connection with his or its decision to enter into this Agreement, including the Company's financial condition, prospects, present or future results of operations, business plans or the potential for future appreciation in the Company's Common Stock.

          6.8 Notices. All notices, requests, consents and other communications hereunder to any party shall be in writing and shall be delivered personally, sent via air courier or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

               If to the Company:
                     Foodarama Supermarkets, Inc.
                     922 Highway 33
                     Building 6, Suite 1
                     Freehold, NJ  07728
                     Attention:     Michael Shapiro
                                    Senior Vice President, Treasurer and
                                    Chief Financial Officer
               with copies to:

                     Giordano, Halleran & Ciesla, P.C.
                     125 Half Mile Road
                     Middletown, NJ  07748
                     Attention:     John A. Aiello

               if to Sellers:

                     Carl W. Dinger III
                     Carl W. Dinger III, IRA
                     Jeffrey E. Dinger
                     Carl W. Dinger, Jr.

                     Carl W. Dinger, Jr., IRA
                     Carousel World LP
                     Ashley E. Dinger Trust
                     Caleigh N. Dinger Trust
                     Shelby C. Dinger Trust
                     Charlotte Dinger Trust
                     Dinger Marital Trust
                     c/o Carl Dinger
                     55 Loantaka Lane North
                     Morristown, NJ  07960

provided, however, that each party may change the address to which notices are to be delivered or mailed to such party by giving notice thereof in accordance with this Section to the other parties. Notices shall be deemed to be given (a) if delivered personally, on the date of delivery, (b) if sent by air courier, on the first business day following the date of dispatch, and (c) if mailed, on the third business day following the date of the mailing.

         6.9 Fees and Expenses. All of the parties hereto shall be responsible for their own fees and expenses with respect to this Agreement.

                                       FOODARAMA SUPERMARKETS, INC.

                                   By:
                                       Michael Shapiro
                                       Senior Vice President, Treasurer and
                                       Chief Financial Officer
                                       SELLERS:

                                       ------------------------------
                                       Carl W. Dinger, III
                                       Carl W. Dinger III, IRA


                                   By:______________________________

                                      ------------------------------
                                      Jeffrey E. Dinger

                                      ------------------------------
                                      Carl W. Dinger, Jr.

                                      Carl W. Dinger, Jr. IRA





                                 By:______________________________


                                     Carousel World L.P.


                                 By:______________________________
                                    Carl W. Dinger, III, General Partner

                                 By:______________________________
                                    Jeffrey E. Dinger, General Partner

                                    Ashley E. Dinger Trust


                                 By:______________________________
                                    Carl W. Dinger, III, Trustee

                                 By:______________________________
                                    Jeffrey E. Dinger, Trustee

                                 By:______________________________
                                    Brenda L. Dinger, Trustee

                                   Caleigh N. Dinger Trust


                                 By:______________________________
                                    Carl W. Dinger, III, Trustee

                                 By:______________________________
                                    Jeffrey E. Dinger, Trustee

                                 By:______________________________
                                    Brenda L. Dinger, Trustee


                                    Shelby C. Dinger Trust


                                 By:______________________________
                                    Carl W. Dinger, III, Trustee

                                 By:______________________________
                                    Jeffrey E. Dinger, Trustee

                                 By:______________________________
                                    Brenda L. Dinger, Trustee

                                    Dinger Marital Trust





                                 By:______________________________
                                    Carl W. Dinger, Jr., Trustee

                                    Charlotte Dinger Trust


                                 By:______________________________
                                    Carl W. Dinger, Jr., Trustee

                                   SCHEDULE A



                                Number of Shares of
                                 Foodarama Common
          Name of Seller            Stock Sold       Aggregate Purchase Price
    Carl W. Dinger, III               31,800              $1,415,100.00
    Carl W. Dinger, III, IRA          24,300               1,081,350.00
    Jeffrey E. Dinger                 10,900                 485,050.00
    Carl W. Dinger, Jr.                1,000                  44,500.00
    Carl W. Dinger, Jr., IRA           4,500                 200,250.00
    Carousel World LP                  1,500                  66,750.00
    Ashley E. Dinger Trust               407                  18,111.50
    Caleigh N. Dinger Trust              100                   4,450.00
    Shelby C. Dinger Trust               759                  33,775.50
    Dinger Marital Trust               1,800                  80,100.00
    Charlotte Dinger Trust             1,400                  62,300.00

                                    EXHIBIT A



Janney Montgomery Scott, LLC
26 Broadway
New York, New York  10004
Attention:  Ann Green

Re:   Private Sale of 78,466 Shares of Common Stock of
      Foodarama Supermarkets, Inc. (the "Company")

Dear Ms. Green:

          This letter will confirm that Carl W. Dinger III, Carl W. Dinger, III, IRA, Jeffrey E. Dinger, Carl W. Dinger, Jr., Carl W. Dinger, Jr., IRA, Carousel World LP, Ashley E. Dinger Trust, Caleigh N. Dinger Trust, Shelby C. Dinger Trust, Charlotte Dinger Trust and Dinger Marital Trust (each individually a "Seller" and collectively the "Sellers") have agreed to sell a total of seventy-eight thousand four hundred sixty-six (78,466) shares of Common Stock of Foodarama Supermarkets, Inc. (the "Shares") directly to the Company in a private transaction. The Shares to be sold by the Seller is set forth opposite the name of such Seller on Schedule 1 hereto. The Shares will be delivered by the Sellers free to the Company's account at Janney Montgomery Scott, LLC

      This letter also confirms that the undersigned undertakes, jointly and severally, to indemnify and hold harmless Janney Montgomery Scott, LLC from and against any claim or liability suffered by it arising out of the transfer of or payment for the Shares, except for any claim or liability arising out of or resulting from the negligence or misconduct of Janney Montgomery Scott, LLC. In addition, this will acknowledge that Janney Montgomery Scott, LLC takes no position with regard to the pricing of the Shares, which was negotiated and agreed upon privately among the Company and representatives of the Sellers.

                                Very truly yours,


                                ------------------------------
                                Carl W. Dinger, III

                                Carl W. Dinger III, IRA



                             By:______________________________


                                ------------------------------


                                Jeffrey E. Dinger

                                Carl W. Dinger, Jr.

                                Carl W. Dinger, Jr. IRA


                             By:______________________________


                                Carousel World L.P.


                            By:______________________________

                                Carl W. Dinger, III, General Partner

                            By:______________________________

                               Jeffrey E. Dinger, General Partner

                               Ashley E. Dinger Trust


                            By:______________________________

                               Carl W. Dinger, III, Trustee

                            By:______________________________

                               Jeffrey E. Dinger, Trustee

                            By:______________________________

                               Brenda L. Dinger, Trustee

                               Caleigh N. Dinger Trust


                            By:______________________________

                               Carl W. Dinger, III, Trustee

                            By:______________________________

                               Jeffrey E. Dinger, Trustee

                            By:______________________________

                               Brenda L. Dinger, Trustee

                              Shelby C. Dinger Trust

                            By:______________________________
                              Carl W. Dinger, III, Trustee

                            By:______________________________

                              Jeffrey E. Dinger, Trustee

                            By:______________________________

                               Brenda L. Dinger, Trustee

                               Dinger Marital Trust


                            By:______________________________

                               Carl W. Dinger, Jr., Trustee

                               Charlotte Dinger Trust


                            By:______________________________

                              Carl W. Dinger, Jr., Trustee



cc:  Michael Shapiro

                                   SCHEDULE I



                Name of Seller                   Number of Shares of Foodarama
                                                       Common Stock Sold
    ----------------------------------------------------------------------------
    Carl W. Dinger, III                                       31,800
    Carl W. Dinger, III, IRA                                  24,300
    Jeffrey E. Dinger                                         10,900
    Carl W. Dinger, Jr.                                        1,000
    Carl W. Dinger, Jr., IRA                                   4,500
    Carousel World LP                                          1,500
    Ashley E. Dinger Trust                                       407
    Caleigh N. Dinger Trust                                      100
    Shelby C. Dinger Trust                                       759
    Dinger Marital Trust                                       1,800
    Charlotte Dinger Trust                                     1,400

                                    EXHIBIT B



Janney Montgomery Scott, LLC
26 Broadway
New York, New York  10004
Attention:  Ann Green

Re:   Private Purchase of 78,466 Shares of Common Stock of
      Foodarama Supermarkets, Inc. (the "Company")

Dear Ms. Green:

      This letter will confirm that Foodarama Supermarkets, Inc. has agreed to purchase seventy-eight thousand four hundred and sixty-six (78,466) shares of its Common Stock (the "Shares") directly from Carl W. Dinger III, Carl W. Dinger, III, IRA, Jeffrey E. Dinger, Carl W. Dinger, Jr., Carl W. Dinger, Jr., IRA, Carousel World LP, Ashley E. Dinger Trust, Caleigh N. Dinger Trust, Shelby
C. Dinger Trust, Charlotte Dinger Trust and Dinger Marital Trust (each individually a "Seller" and collectively the "Sellers") in a private transaction. Each of the Sellers has agreed to deliver the Shares owned by him or it free to the Company's account at Janney Montgomery Scott, LLC

      This letter also confirms that the Company undertakes to indemnify and hold harmless Janney Montgomery Scott, LLC from and against any claim or liability suffered by it arising out of the transfer of or payment for the Shares, except for any claim or liability arising out of or resulting from the negligence or misconduct of Janney Montgomery Scott, LLC. In addition, this will acknowledge that Janney Montgomery Scott, LLC takes no position with regard to the pricing of the Shares, which was negotiated and agreed upon privately among the Company and representatives of the Sellers.

                                Very truly yours,

                                Foodarama Supermarkets, Inc.


                              By:______________________________

                                 Michael Shapiro, Senior Vice President,

                                 Treasurer  and Chief Financial Officer

cc:  Carl W. Dinger, III

                                EXHIBIT 10.2

                                FOODARAMA SUPERMARKETS, INC.

The Dinger Group
C/o Carl Dinger
55 Loantaka Lane North
Morristown, NJ  07960

      Re:   Securities Purchase Agreement dated April 2, 2002
            -------------------------------------------------

      This Letter Agreement dated April 2, 2002, amends certain terms contained in the Securities Purchase Agreement dated April 2, 2002 (the "Securities Purchase Agreement") by and among Foodarama Supermarkets, Inc. (the "Company") and the Sellers of the Company's Common Stock identified therein. Capitalized terms used and not defined in this Letter Agreement shall have the meanings ascribed to such terms by the Securities Purchase Agreement.

      The parties have executed the Securities Purchase Agreement, and hereby acknowledge and agree that certain of its terms require amendment. Those terms, and their respective amendments, are as follows:

      1. Section 2.2 of the Securities Purchase Agreement contemplates that the Company will deliver payment for the Securities following delivery of all Securities to JMS. The parties hereby acknowledge and agree that the Company will advance the purchase price in installments for each delivery of Securities transferred by a Seller, upon receipt by the Company of confirmation by JMS that such Securities have been transferred to the Company's account as provided in the Securities Purchase Agreement.

      2. Section 2.1 of the Securities Purchase Agreement provides for the termination of the Securities Purchase Agreement in the event that the Closing shall not have occurred on or prior to April 5, 2002. The Company and the Sellers hereby amend such provision, and hereby acknowledge and agree that each transfer of Securities by a Seller and payment therefor by the Company shall constitute a Closing under the Securities Purchase Agreement. The Company and the Sellers further acknowledge and agree that all of the Closings under the Securities Purchase Agreement shall be completed on or before April 17, 2002.

      3. Section 6.7 of the Securities Purchase Agreement contains acknowledgments by the Sellers of receipt and review of current regulatory filings by the Company. The Sellers hereby further acknowledge receipt and review of copies of Schedules 13D as filed with the Securities and Exchange Commission by Company stockholders Richard Saker, Thomas Saker, and Joseph Saker, Jr. on March 29, 2002.

      4. Except as amended hereby, the terms of the Securities Purchase Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties to the Securities Purchase Agreement have caused their authorized representatives to execute and deliver this Letter Agreement as of the date first set forth above.

                                    FOODARAMA SUPERMARKETS, INC.


                                    By:___________________________
                                    Michael Shapiro
                                    Senior Vice President, Treasurer and Chief
                                    Financial Officer

                                    SELLERS:


                                    ------------------------------
                                    Carl W. Dinger, III

                                    Carl W. Dinger III, IRA


                                 By:______________________________


                                    ------------------------------
                                    Jeffrey E. Dinger

                                    ------------------------------
                                    Carl W. Dinger, Jr.

                                    Carl W. Dinger, Jr. IRA


                                 By:______________________________

                                    Carousel World L.P.


                                 By:______________________________
                                    Carl W. Dinger, III, General Partner


                                 By:______________________________
                                    Jeffrey E. Dinger, General Partner

                                    Ashley E. Dinger Trust


                                 By:______________________________
                                    Carl W. Dinger, III, Trustee


                                 By:______________________________
                                    Jeffrey E. Dinger, Trustee


                                 By:______________________________
                                    Brenda L. Dinger, Trustee

                                    Caleigh N. Dinger Trust


                                 By:______________________________
                                    Carl W. Dinger, III, Trustee


                                 By:______________________________
                                    Jeffrey E. Dinger, Trustee


                                 By:______________________________
                                    Brenda L. Dinger, Trustee

                                    Shelby C. Dinger Trust


                                 By:______________________________
                                    Carl W. Dinger, III, Trustee


                                 By:______________________________
                                    Jeffrey E. Dinger, Trustee


                                 By:______________________________
                                    Brenda L. Dinger, Trustee

                                    Dinger Marital Trust


                                 By:______________________________
                                    Carl W. Dinger, Jr., Trustee

                                    Charlotte Dinger Trust


                                 By:______________________________
                                    Carl W. Dinger, Jr., Trustee

EXHIBIT 10.3



Michael Shapiro
Foodarama Supermarkets, Inc.
922 Highway #33, Building 6, Suite 1
Freehold, NJ  07728

Dear Michael:

      This will confirm that the agreement of Foodarama Supermarkets, Inc. ("Foodarama") to make payment by wire transfer for 31,800 shares of Foodarama Common Stock prior to receipt of such shares pursuant to a letter dated April 2, 2002 from James R. Kruger, Senior Vice President of Dreyfus Brokerage Services, Inc. shall not in any way modify or affect my obligations to deliver such shares pursuant to the terms of the Securities Purchase Agreement dated April 2, 2002 between Foodarama and the undersigned. Further, this will confirm that the undersigned will indemnify and hold harmless Foodarama against any claim or loss arising out of the delivery or failure to deliver such shares.

                                    Very truly yours,


                                    CARL W. DINGER, III

                                  EXHIBIT 10.4
                            GMAC BUSINESS CREDIT, LLC
                           461 FIFTH AVENUE, 21ST FLOOR
                            NEW YORK, NEW YORK 10117


                                                      March 29, 2002



NEW LINDEN PRICE RITE, INC.
SHOP RITE OF READING, INC.
SHOP RITE OF MALVERNE, INC.
FOODARAMA SUPERMARKETS, INC.
922 Highway 33, Building 6, Suite 1
Freehold, New Jersey 07728

Ladies and Gentlemen:

      Reference is made to that certain Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of January 7, 2000 (as amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement"), by and among GMAC BUSINESS CREDIT, LLC. ("GMAC"), NEW LINDEN PRICE RITE, INC., a New Jersey corporation ("New Linden"), FOODARAMA SUPERMARKETS, INC., a New Jersey corporation ("Parent") (New Linden and Parent, each a "Borrower" and jointly "Borrowers"), the Guarantors signatory hereto, the lenders set forth on the signature pages hereto (collectively with their respective permitted successors and assigns, each a "Lender" and collectively, "Lenders") and GMAC as agent for Lenders (in such capacity together with any successor thereto in such capacity, the "Agent"). All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

      Subject to Agent's receipt of this letter amendment ("Letter Amendment") duly acknowledged and agreed to by the Borrowers, the Guarantors and the Required Lenders, Borrowers and Agent, on behalf of Lenders, hereby agree as follows:

1.    Section 7.04 of the Loan Agreement is amended by deleting the reference to "5,000,000" and inserting "5,600,000" in its place and stead.


Except as expressly provided herein, the execution, delivery and effectiveness of this Letter Amendment shall not operate as a waiver of any of our rights, powers or remedies, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered thereunder or in connection therewith and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.


Each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

      This Letter Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same Letter Amendment. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.


                                    Very truly yours,

                                    GMAC BUSINESS CREDIT, LLC, as a
                                    Lender and as Agent


                                    By:___________________________
                                    Its:___________________________


AGREED AND ACCEPTED:

NEW LINDEN PRICE RITE, INC.,
as Borrower and as Guarantor

By:______________________
Title:

FOODARAMA SUPERMARKETS, INC.,
as Borrower and as Guarantor

By:_________________________
Title:

GMAC BUSINESS CREDIT, LLC,
as Agent and Lender

By: _________________________
Title:

JP MORGAN CHASE BANK
(formerly known as THE CHASE MANHATTAN BANK), as Lender

By: __________________________
Title:

CITIZENS BUSINESS CREDIT COMPANY,
as Lender

By: __________________________
Title:

CONSENTED AND AGREED TO:

SHOP RITE OF READING, INC.,
as Guarantor

By: ________________________
Title:

SHOP RITE OF MALVERNE, INC.,
as Guarantor

By: __________________________
Title:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  EXHIBIT 20.1



                                            CONTACT:    Michael Shapiro
                                                        Senior Vice President
                                                        Chief Financial Officer
                                                        (732) 294-2270
FOR IMMEDIATE RELEASE

FOODARAMA SUPERMARKETS, INC.
AGREES TO REPURCHASE 7.3% OF ITS OUTSTANDING
COMMON STOCK FROM THE DINGER GROUP


      Freehold, N.J., April 2, 2002 - Foodarama Supermarkets, Inc. (ASE-FSM) (the "Company" or "Foodarama") announced today that it has agreed to repurchase a total of 78,466 shares of its outstanding Common Stock, $1.00 par value, from Carl W. Dinger III and other members of and entities owned or controlled by the Dinger family, for an aggregate cash purchase price of $3,491,737 or $44.50 per share. The per share purchase price of $44.50 is the closing price of the Company's Common Stock on March 21, 2002. The agreement provides for payment by the Company to the Dinger Group sellers as the shares are transferred to the Company's account.

      The Company's purchase of shares from the Dinger Group is pursuant to a stock repurchase program initially announced by the Company on June 8, 2001. Since that date, the Company has repurchased shares of its Common Stock in open market and privately negotiated transactions under this program. The Company's Credit Agreement, which originally allowed the Company to repurchase shares having a value of up to $5,000,000, has been amended to allow repurchases of up to $5,600,000. Foodarama's Board of Directors initially approved the repurchase of shares having a value of up to $3,000,000 under the Company's stock repurchase program. This amount was increased to $5,600,000 in connection with the repurchase of shares from the Dinger Group.

      Since the announcement of the stock repurchase program, and without giving effect to the repurchase from the Dinger Group, the Company has repurchased or agreed to repurchase a total of 53,457 shares in open market and privately negotiated transactions, for an aggregate cash purchase price of $2,099,860 or an average of $39.28 per share. Of these shares, a total of 33,377 shares were repurchased from related parties for an aggregate cash purchase price of $1,251,295 or an average of $37.49 per share. After giving effect to the agreed upon repurchase from the Dinger Group, the total number of shares that the Company has repurchased or agreed to repurchase will be 131,923 shares for an aggregate cash purchase price of $5,591,597 or an average of $42.39 per share. As stated above, the Company's Credit Agreement limits the amount that the Company may expend to repurchase shares of its Common Stock to $5,600,000.




--------------------------------------------------------------------------------
Certain information included in this press release and other Company filings (collectively, the "SEC filings") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC filings) contains or may contain forward looking information that is subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from expected results
--------------------------------------------------------------------------------